Exhibit 10.1

EXECUTION VERSION

REVEL AC, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 5, 2013, and entered into among Revel AC, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Reference is made to the Credit Agreement dated as of May 3, 2012 (as amended pursuant to that certain First Amendment to Credit Agreement, dated as of August 22, 2012, that certain Incremental Facility Amendment, dated as of August 22, 2012, that certain Incremental Facility Amendment, dated as of August 27, 2012, that certain Second Amendment to Credit Agreement, dated as of December 20, 2012; and that certain Third Amendment to Credit Agreement, dated as of January 30, 2013, as so amended, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the other parties thereto. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement (as amended by this Amendment).

W I T N E S S E T H :

WHEREAS, Borrower has requested certain amendments to the Credit Agreement in the manner set forth in this Amendment; and

WHEREAS, the Lenders that have signed this Amendment and the Administrative Agent have consented and agreed to the modifications to the Credit Agreement set forth in this Amendment, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Credit Agreement.

(A) The following definition of “Financial Advisor” is hereby added to Section 1.01 in the correct alphabetical order:

“‘Financial Advisor” shall have the meaning assigned to such term in Section 8.01(q)(i) hereof.”

(B) The following definition of “Fourth Amendment Effective Date” is hereby added to Section 1.01 in the correct alphabetical order:

“‘Fourth Amendment Effective Date’ shall mean February 5, 2013.”

(C) Section 4.02(d) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“(d) Additional Reporting Requirements. The Administrative Agent shall have received such reports or other data from the Financial Advisor related to the use of proceeds of such Loan or Letter of Credit as the Administrative Agent shall have reasonably requested.”

(D) Section 6.10(e) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“(e) Minimum Liquidity Requirement. Permit, at any time during the periods set forth below, the sum of (x) the unused amount of the Revolving Commitments plus (y) the lesser of (1) $5,000,000 and (2) the amount of Cash and Cash Equivalents of the Borrower (excluding Cage Cash and amounts held in accounts subject to the Disbursement Agreement or the Escrow Agreement or in a blocked account at the Administrative Agent pending transfer to the Escrow Agreement), (the sum of (x) and (y), together, the “Minimum Liquidity Requirement”) to be less than the sum of (a) the Second Amendment Amenities CapEx Budget Reserve as of the date of determination and (b) the amounts set below for such periods:

TIME PERIOD	MINIMUM LIQUIDITY REQUIREMENT
Second Amendment Effective Date through 1/29/13	$75,000,000
Third Amendment Effective Date through 2/8/13	$66,000,000
2/9/13 through 2/12/13	$59,000,000
2/13/13 through 2/18/13	$75,000,000
2/19/13 through 4/15/13	$50,000,000
4/16/13 through 5/15/13	$45,000,000
5/16/13 through 7/1/13	$20,000,000

; provided that the Minimum Liquidity Requirement shall be decreased for the period from, and including, the Business Day immediately preceding a holiday or a weekend to, and including, the Business Day immediately succeeding such holiday or weekend, by the amount, not to exceed $3,000,000 in the aggregate, of any Borrowing of Revolving Loans the proceeds of which are used by the Borrower to fund Cage Cash during such period, solely to the extent that each such Borrowing is repaid on the last day of such period.

The amount of the Minimum Liquidity Requirement is subject to adjustment upwards from time to time in respect of certain amounts received by the Borrower relating to cost efficiencies or other savings in accordance with the provisions of Schedule 3.12 to the Second Amendment.”

(E) Section 8.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 8.01(o), adding the word “and” at the end of Section 8.01(p), and by adding the following Section 8.01(q) in proper order:

“(q) (i) failure by the Borrower to continuously retain a financial advisor reasonably acceptable to the Administrative Agent and the Required Lenders with a scope of responsibilities reasonably acceptable to the Administrative Agent and the Required Lenders (it being agreed by the Administrative Agent and the Required Lenders that the retention and scope of work (in effect as of the Fourth Amendment Effective Date) of Alvarez & Marsal North America LLC, is acceptable to the Administrative Agent and the Required Lenders) (the “Financial Advisor”), subject to review and approval by applicable Gaming Authorities as and to the extent required under applicable gaming laws and regulations, or (ii) failure by the Borrower to cooperate with the Financial Advisor in the performance of its duties within the scope of its responsibilities, or interference by the Borrower with the Financial Advisor in the performance of its duties within the scope of its responsibilities, in each case as reasonably determined by the Administrative Agent or the Required Lenders after consultation with the Financial Advisor;”

2. Conditions to Effectiveness. This Amendment shall not become effective unless and until the conditions precedent set forth below have been satisfied or the satisfaction thereof has been waived in writing by the Required Lenders (the date of such effectiveness, the “Fourth Amendment Effective Date”):

(A) Amendment. Receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Administrative Agent, the Borrower and the Required Lenders (and by executing and delivering a counterpart hereto, each such Person confirms it consents to the amendments to the Credit Agreement and the other provisions set forth herein).

(B) Consents. All necessary consents to the effectiveness of this Amendment, including any approval of any Gaming Authority required in accordance with any Gaming Law, shall have been obtained and shall be in full force and effect.

(C) Payment of Costs and Expenses. All of Lenders’ and Agents’ costs and expenses pursuant to Paragraph 5 of this Amendment shall have been paid in full by the Borrower.

3. Reference to and Effect on the Credit Agreement. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

4. Representations and Warranties. The Borrower hereby represents and warrants as of the Fourth Amendment Effective Date that, (a) immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing and (b) immediately before and after giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date.

5. Costs and Expenses. Borrower agrees to reimburse the Administrative Agent, each other Agent and each Lender for their respective accrued, unpaid and ongoing expenses incurred by them in connection with the Credit Agreement and protection of their rights thereunder and this Amendment, including the fees, charges and disbursements of (a) counsel to such parties limited to (i) one primary counsel for the Agents (presently Cadwalader, Wickersham & Taft LLP), (ii) one primary counsel for the Lenders (presently Paul, Weiss, Rifkind, Wharton & Garrison LLP), (iii) gaming counsel for the Agents (presently Michael & Carroll), (iv) gaming counsel for the Lenders (presently Fox Rothschild LLP) and (v) to the extent reasonably necessary or advisable, one additional local counsel in New Jersey and (b) any financial advisors, investment bankers and other specialty consultants retained by the Administrative Agent or counsel for the Agents and the Lenders.

6. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

REVEL AC, INC., as Borrower

By:	/s/ Alan Greenstein

	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL AC, LLC, as Guarantor

By:	/s/ Alan Greenstein

	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL ATLANTIC CITY, LLC, as Guarantor

By:	/s/ Alan Greenstein

	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL ENTERTAINMENT GROUP, LLC, as Guarantor

By:	/s/ Alan Greenstein

	Name:	Alan Greenstein
	Title:	SVP & CFO

NB ACQUISITION, LLC, as Guarantor

By:	/s/ Alan Greenstein

	Name:	Alan Greenstein
	Title:	SVP & CFO

[Signature Page to Fourth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and a Lender

By:	/s/ Susan E. Atkins

	Name:	Susan E. Atkins
	Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

AMERICAN HIGH-INCOME TRUST

By:	Capital Research and Management Company, for and on behalf of American High-Income Trust

By:	/s/ Kristine M. Nishiyama

	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

AMERICAN FUNDS INSURANCE SERIES, HIGH-INCOME BOND FUND

Capital Research and Management Company, for and on behalf of American Funds Insurance Series, High-Income Bond Fund

By:	/s/ Kristine M. Nishiyama

	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

AAI Canyon Fund plc, solely in respect of Canyon Reflection Fund
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

Canyon Capital Arbitrage Master Fund, Ltd.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

Canyon Balanced Master Fund, Ltd.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

Canyon Distressed Opportunity Master Fund, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

The Canyon Value Realization Master Fund, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

Canyon-GRF Master Fund, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

Canyon-GRF Master Fund II, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

Canyon-TCDRS Fund, LLC
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

Canyon Value Realization Fund, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

Permal Canyon Fund Ltd.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

Canyon Value Realization MAC 18 Ltd.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

Citi Canyon Ltd.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ John P. Plaga

Name:	John P. Plaga
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

JPMORGAN WHITEFRIARS INC., as a Lender

By:	/s/ Virginia R. Conway

	Name:	Virginia R. Conway
	Title:	Attorney – in – Fact

[Signature Page to Fourth Amendment to Credit Agreement]

WELLS FARGO PRINCIPAL LENDING, LLC,
as a Lender

By:	/s/ Jeff Nikora

	Name:	Jeff Nikora
	Title:	Executive Vice President

[Signature Page to Fourth Amendment to Credit Agreement]